UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): August 2, 2019

ProLung, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-38362	20-1922768
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation or organization)	File Number)	Identification No.)

757 East South Temple Suite 150
Salt Lake City, Utah	84102
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code:

(801) 736-0729

N/A

(Former name, former address, and formal fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 3.02 Unregistered Sales of Equity Securities

On July 29, 2019, ProLung, Inc. (“ProLung” or the “Company”) executed a Third Addendum to License Agreement (“Addendum #3”) with Prolung China Co. (“ProLung China”) and its subsidiary ProLung Biotech Wuxi (“ProLung Biotech Wuxi”), pursuant to which the parties amended that certain License Agreement dated April 10, 2013 (the “Original License Agreement”). Addendum #3 provides that the ProLung China / ProLung Biotech Wuxi will provide to the Company clinical trial data, know-how and improvements for use outside the greater China area, which includes full collaboration (i.e., protocols and methodologies). In consideration for such trial data and know-how, the Company will make cash payments to ProLung China / ProLung Biotech Wuxi of up to $575,000 USD and will issue to ProLung China up to 337,566 ProLung shares of common stock (the “Consideration Shares”) upon the completion of certain milestones, as provided in Addendum #3.

The issuance of the Consideration Shares to ProLung China will be effected in reliance upon the exemptions for sales of securities not involving a public offering, based upon the following: (a) ProLung is acquiring the Consideration Shares in “offshore transactions” in compliance with Regulation S under the U.S. Securities Act of 1933, as amended (the “Securities Act”); (b) ProLung China confirmed to the Company that ProLung China is an “accredited investor,” as defined in Regulation D promulgated under the Securities Act and has such background, education and experience in financial and business matters as to be able to evaluate the merits and risks of an investment in the Consideration Shares; (c) there was no public offering or general solicitation with respect to the offering of the Consideration Shares; (d) ProLung China was provided with certain disclosure materials and all other information requested with respect to the Company; (d) ProLung China acknowledged that all Consideration Shares being acquired are “restricted securities” for purposes of the Securities Act, and agreed to transfer such securities only in a transaction registered under the Securities Act or exempt from registration under the Securities Act; and (e) a legend was or will be placed on each of the certificates representing each such Consideration Share stating that it is restricted and could only be transferred if subsequently registered under the Securities Act or transferred in a transaction exempt from registration under the Securities Act.

Item 7.01. Regulation FD Disclosure.

The information contained in this Item 7.01 and in the attached Exhibit 99.1 is being furnished and shall not be deemed “filed” for purposes of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and is not deemed incorporated by reference by any general statements incorporating by reference this Current Report or future filings into any filings under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the Company specifically incorporates the information by reference. By filing this Current Report and furnishing this information, the Company makes no admission or statement as to the materiality of any information in this Current Report that is required to be disclosed solely by reason of Regulation FD.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	License Agreement
99.2	First Addendum to License Agreement
99.3	Second Addendum to License Agreement
99.4	Third Addendum to License Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ProLung, Inc.

Dated: August 2, 2019	By:	/s/ Jared Bauer
Jared Bauer, interim Chief Executive Officer